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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Amendment No. 3 to Registration Statement on Form S-1 of our report dated July 1, 2004 relating to the consolidated financial statements and financial statement schedule of SmartBargains, Inc. and its subsidiaries which appear in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


BOSTON, MASSACHUSETTS
AUGUST 26, 2004